UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM High Yield Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2020

Date of reporting period:	5/31/2020

Item 1 – Reports to Stockholders

PGIM HIGH YIELD BOND FUND, INC.

ANNUAL REPORT

MAY 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Bond Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended May 31, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. A strong equity market rally in April and May helped large-cap US stocks post a gain overall during the period, while US small caps and stocks in both developed foreign and emerging markets declined.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was essentially flat. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Bond Fund, Inc.

July 15, 2020

PGIM High Yield Bond Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in below-investment-grade fixed income instruments.

Performance Snapshot as of 5/31/20
Price per Share	Total Return for 12 Months Ended 5/31/20
$15.05 (NAV)	0.36%
$13.38 (Market Price)	4.84%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 5/31/20
Duration	5.0 years	Average Maturity	5.8 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 5/31/20	(%)
BBB	5.6
BB	39.5
B	37.8
CCC	13.6
CC	0.1
C	0.2
D	1.3
Not Rated	0.6
Cash/Cash Equivalents	1.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 5/31/20
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 5/31/20
$1.25	$.105	9.42%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of May 31, 2020.

PGIM High Yield Bond Fund, Inc.	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Bond Fund Inc.’s net asset value (NAV) total return was 0.36% in the 12-month reporting period that ended May 31, 2020, underperforming the 0.84% return of the Bloomberg Barclays US High Yield 1% Constrained Index (the Index).

What were conditions like in the US high yield corporate bond market?

•

Following a stable nine months, the last part of the reporting period was dominated by the global outbreak of the Coronavirus known as COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After posting four straight quarterly gains, US high yield bonds in the first quarter of 2020 recorded their worst quarterly performance since the fourth quarter of 2008 as high yield spreads widened to levels not seen since the financial crisis. Though high yield spreads have tightened from their March wides, they remain significantly wider than 2019 levels.

•

Throughout most of the period, high yield bonds benefited from strong corporate earnings, low corporate default rates, and record-high equity prices. The signing of a phase-one US-China trade deal further boosted sentiment toward the end of 2019 and most of January 2020. However, this optimism proved short-lived as high yield bonds came under heavy pressure in February and March as growing concerns around the coronavirus and a sharp sell-off in oil prices sparked the fastest-ever collapse in the asset class. Spreads on the Index rose from a low of 319 basis points (bps) on January 13, 2020 to a 10-and-a-half-year wide of 1,115 bps on March 23, with high yield bonds posting their second-worst month of returns on record in March 2020. (One basis point equals 0.01%).

•

Following a difficult March, high yield bonds began to stabilize after unprecedented fiscal and monetary responses, including the Federal Reserve’s (the Fed’s) announcement that it would purchase recently fallen angels and high yield bond exchange-traded funds (ETFs). Risk-on sentiment saw spreads decline sharply over the last two months of the reporting period to end May 2020 at 651 bps. However, spreads remained considerably wider than the sub-400 bps average seen before the crisis.

•

By quality, higher-rated credits fared better than their lower-quality peers heading into and coming out of the crisis. Overall, BB-rated bonds outperformed both B-rated bonds and CCC-rated bonds during the entire reporting period. By industry, outperformers included the wireless, banking, and insurance sectors. Meanwhile, the transportation, energy, and aerospace & defense sectors lagged.

What worked?

•	Overall, security selection was the largest contributor to performance for the reporting period.

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•	Specifically, security selection in the telecom, metals & mining, electric utilities, consumer non-cyclical, and retailer & restaurants industries was the primary driver of the Fund’s returns.

•	In individual security selection, the Fund’s overweights to Calpine Corp., CenturyLink Inc., Sprint Corp., and Genon Energy all contributed to performance.

•	In sector allocation, overweights to the technology, telecom, electric utilities, and chemicals sectors added value for the period.

What didn’t work?

•	Although overall security selection was strong, positioning in the midstream energy, media & entertainment, and gaming & lodging & leisure industries hindered results.

•	In individual security selection, the Fund’s overweights in Chesapeake Energy Corp., Bombardier Inc., Extraction Oil & Gas Inc., and AMC Entertainment Holdings Inc. all detracted from performance.

•

At the industry level, an overweight to the upstream energy sector was the largest detractor from performance. Overweights to the media & entertainment and gaming & lodging & leisure sectors also limited results.

•	From a beta perspective, on average, having more risk on in the Fund relative to the Index throughout the reporting period detracted from returns.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to NAV performance as the returns and income earned on the securities purchased exceeded the cost of borrowing. As of May 31, 2020, the Fund had borrowed $180 million and was 26.1% levered. During the reporting period, the average amount of leverage utilized by the Fund was about 25.2%.

Did the Fund use derivatives?

The Fund held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio. Overall, the use of CDX added to performance for the reporting period.

Current outlook

•

PGIM Fixed Income remains constructive on US high yield. While the coronavirus has delivered a sharp economic blow, there are reasons to be cautiously bullish over the medium- to long-term as current spread levels continue to present an attractive entry point, especially in the more defensive/isolated sectors. Unprecedented stimulus measures by the Fed have helped stabilize markets, improve sentiment, and provide a strong technical backdrop for the asset class. In terms of positioning, PGIM Fixed Income

PGIM High Yield Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

is adding to well-positioned credits it views as clear survivors and selectively to those with default risk but trading at prices well below expected recovery values. It is also purging default candidates that it expects to have low recovery values.

•

Key positioning themes are overweights to the building materials & home construction, gaming, chemicals, and electric utilities sectors. The largest underweight is to consumer non-cyclical. Other underweights include the financial, packaging, and healthcare & pharmaceutical industries.

Benchmark Definitions

Bloomberg Barclays US High Yield 1% Constrained Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of US non-investment-grade debt. Issuers are capped at 1% of the Index.

Source: Bloomberg Barclays

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgiminvestments.com.

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Schedule of Investments

as of May 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 131.9%

BANK LOANS 13.1%

Auto Manufacturers 0.4%
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%^	3.680	%(c)	11/06/24	2,216	$2,127,355

Chemicals 1.2%
Alpha Bidco, Inc. (United Kingdom),
Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	4.450	(c)	01/31/24	490	471,031
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	4.940	(c)	07/01/26	1,496	1,423,290
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%^	4.300	(c)	06/26/25	3,682	3,479,187
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.863	(c)	06/26/26	1,000	836,623

					6,210,131

Computers 2.0%
Everi Payments, Inc.,
Term Loan, 2 Month LIBOR + 10.500%^	11.500	(c)	05/09/24	125	125,625
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	9.500	(c)	09/29/25	3,619	3,600,656
Term B USD Loan, 1 Month LIBOR + 3.750%	3.924	(c)	09/30/24	4,927	4,818,609
Surf Holdings LLC,
Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR + 3.500%	4.814	(c)	03/05/27	1,500	1,434,375

					9,979,265

Electric 0.4%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%^	7.771	(c)	07/30/26	2,139	1,882,540

Engineering & Construction 0.2%
Landry’s Finance Acquisition Co.,
B Term Loan, 3 Month LIBOR + 12.000%	13.000	(c)	10/06/23	800	822,000

Entertainment 0.6%
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%	7.072	(c)	12/10/24	2,271	2,264,863

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	9

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 - 3 Month LIBOR + 2.750%	3.329	%(c)	08/14/24	298	$266,213
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 8.000%	9.000	(c)	05/11/26	525	526,313

					3,057,389

Insurance 0.6%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	3.174	(c)	11/03/23	369	358,971
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.674	(c)	08/04/25	2,725	2,710,013

					3,068,984

Media 0.2%
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.174	(c)	05/01/26	1,297	1,210,030

Oil & Gas 0.9%
Chesapeake Energy Corp.,
Class A Loan, 2 Month LIBOR + 8.000%	9.000	(c)	06/24/24	4,850	2,497,749
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%	8.000	(c)	08/01/23	572	519,919
Citgo Petroleum Corp., 2019
Incremental Term B Loan, 3 Month LIBOR + 5.000%	6.000	(c)	03/27/24	866	824,020
CITGO Petroleum Corp.,
Term B Loan, 1 Month LIBOR + 4.500%^	5.500	(c)	07/29/21	839	830,514

					4,672,202

Pharmaceuticals 0.1%
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%	4.200	(c)	09/24/24	713	488,999
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%	3.750	(c)	02/24/25	183	124,316

					613,315

See Notes to Financial Statements.

10

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail 0.3%
CEC Entertainment, Inc.,
Term B Loan, 3 Month LIBOR + 6.500%	7.572	%(c)	08/31/26	560	$278,445
Sally Holdings LLC,
Term B-2 Loan^	4.500		07/05/24	1,125	1,063,126

					1,341,571

Software 2.5%
Compuware Corp.,
Senior Secured Term Loan, PRIME + 3.000%	6.250	(c)	08/25/25	982	976,588
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 4.000%	4.174	(c)	02/06/26	400	389,167
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250	(c)	06/13/25	1,400	1,227,100
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	06/13/24	3,825	3,452,723
Informatica LLC,
Second Lien Initial Loan	7.125		02/25/25	675	648,844
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.430	(c)	03/03/28	3,025	2,911,562
Term Loan B-3, 1 Month LIBOR + 3.750%	3.930	(c)	06/30/26	3,000	2,887,500

					12,493,484

Telecommunications 3.7%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	3.800	(c)	05/27/24	3,335	2,767,977
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-5 Term Loan	6.625		01/02/24	4,795	4,806,988
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.450	(c)	10/10/24	3,483	2,827,418
Xplornet Communications, Inc. (Canada),
New Term B Loan, 3 Month LIBOR + 4.000%	5.450	(c)	09/09/21	6,231	6,161,004
New Term B Loan, 3 Month LIBOR + 4.000%^	5.450	(c)	06/30/27	1,775	1,695,125

					18,258,512

TOTAL BANK LOANS (cost $70,783,276)					65,736,778

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	11

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 118.2%

Advertising 1.2%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(aa)	5.875%	04/15/28	1,075	$858,727
Sr. Unsec’d. Notes(aa)	5.750	08/15/26	1,175	707,294
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A(aa)	5.000	08/15/27	1,620	1,576,310
Gtd. Notes, 144A	6.250	06/15/25	625	642,811
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,355	2,294,143

				6,079,285

Aerospace & Defense 3.5%
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.150	05/01/30	2,450	2,623,460
Sr. Unsec’d. Notes	5.805	05/01/50	3,150	3,560,592
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.500	12/01/24	2,075	1,271,703
Sr. Unsec’d. Notes, 144A(aa)	7.500	03/15/25	800	486,027
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	2,900	1,718,891
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21	6,900	5,012,703
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes	6.875	05/01/25	500	528,471
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	975	969,898
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A(aa)	9.750	12/31/23	1,350	1,469,794

				17,641,539

Agriculture 0.6%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	525	528,490
Sr. Sec’d. Notes, 144A(aa)	6.125	02/01/25	2,650	2,606,303

				3,134,793

Apparel 0.3%
Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375	05/15/25	285	293,131
William Carter Co. (The),
Gtd. Notes, 144A	5.500	05/15/25	450	464,416

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel (cont’d.)
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000%	09/01/26	450	$424,533
Gtd. Notes, 144A	6.375	05/15/25	550	572,103

				1,754,183

Auto Manufacturers 1.9%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	419	427,636
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	3,675	2,807,992
Sr. Unsec’d. Notes	5.291	12/08/46	3,300	2,603,927
Sr. Unsec’d. Notes	9.000	04/22/25	950	998,341
Sr. Unsec’d. Notes	9.625	04/22/30	565	628,804
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.584	03/18/24	310	307,853
Navistar International Corp.,
Gtd. Notes, 144A(aa)	6.625	11/01/25	795	747,093
Sr. Sec’d. Notes, 144A	9.500	05/01/25	775	839,155

				9,360,801

Auto Parts & Equipment 2.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	2,725	2,289,426
Adient U.S. LLC,
Sr. Sec’d. Notes, 144A	9.000	04/15/25	275	294,964
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	6.250	04/01/25	750	713,853
Gtd. Notes(aa)	6.250	03/15/26	686	644,910
Gtd. Notes(aa)	6.500	04/01/27	1,425	1,332,434
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(aa)	5.625	11/15/26	1,090	698,135
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	500	495,376
Gtd. Notes, 144A(aa)	6.500	06/01/26	2,665	2,692,062
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	200	192,202
Titan International, Inc.,
Sr. Sec’d. Notes(aa)	6.500	11/30/23	1,000	548,084

				9,901,446

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	13

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 1.0%
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000%	08/01/23	375	$377,291
Sub. Notes(aa)	6.125	03/09/28	1,500	1,535,241
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	2,875	2,896,977

				4,809,509

Building Materials 2.9%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	8.000	04/15/26	1,600	1,535,426
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	2,005	1,983,894
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	701	670,228
Sr. Sec’d. Notes, 144A	6.250	05/15/25	300	309,407
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	305	308,729
Gtd. Notes, 144A(aa)	5.750	09/15/26	675	688,565
Patrick Industries, Inc.,
Gtd. Notes, 144A(aa)	7.500	10/15/27	975	980,034
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,975	1,994,507
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	370	380,580
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	170	170,711
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,400	1,420,664
U.S. Concrete, Inc.,
Gtd. Notes(aa)	6.375	06/01/24	3,900	3,932,856

				14,375,601

Chemicals 5.9%
Ashland LLC,
Gtd. Notes	6.875	05/15/43	2,125	2,394,246
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(aa)	8.750	06/01/23	1,825	1,819,495
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A	6.250	02/01/25	800	791,188

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Chemours Co. (The),
Gtd. Notes(aa)	5.375%	05/15/27	1,485	$1,337,306
Gtd. Notes(aa)	6.625	05/15/23	4,430	4,452,704
Gtd. Notes(aa)	7.000	05/15/25	1,500	1,467,144
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24	2,255	1,893,293
Hexion, Inc.,
Gtd. Notes, 144A(aa)	7.875	07/15/27	2,200	1,983,926
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,100	1,016,393
Sr. Unsec’d. Notes, 144A(aa)	5.250	06/01/27	445	377,524
Olin Corp.,
Sr. Unsec’d. Notes, 144A	9.500	06/01/25	825	900,373
PolyOne Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	375	392,276
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25	1,500	1,348,855
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Sr. Unsec’d. Notes, 144A	8.000	10/01/26	1,755	1,820,038
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	10.500	08/01/24	1,200	1,028,579
Tronox Finance PLC,
Gtd. Notes, 144A(aa)	5.750	10/01/25	940	892,223
Tronox, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/26	2,425	2,303,499
Sr. Sec’d. Notes, 144A	6.500	05/01/25	725	748,436
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	460	458,689
Gtd. Notes, 144A	4.375	08/15/25	370	375,734
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750	07/15/25	1,225	799,405
Sr. Sec’d. Notes, 144A	9.500	07/01/25	625	631,002
WR Grace & Co-Conn,
Gtd. Notes, 144A	5.625	10/01/24	100	101,645

				29,333,973

Commercial Services 6.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	250	264,102

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	15

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Allied Universal Holdco LLC/Allied Universal Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(aa)	9.750%	07/15/27	2,400	$2,550,000
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	400	388,041
Laureate Education, Inc.,
Gtd. Notes, 144A(aa)	8.250	05/01/25	4,500	4,741,362
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(aa)	5.500	10/01/21	677	677,870
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A(aa)	8.250	11/15/26	6,767	7,432,777
Sr. Sec’d. Notes, 144A(aa)	6.250	05/15/26	500	534,525
United Rentals North America, Inc.,
Gtd. Notes(aa)	4.000	07/15/30	675	657,841
Gtd. Notes(aa)	4.875	01/15/28	7,025	7,248,242
Gtd. Notes(aa)	5.250	01/15/30	1,425	1,489,218
Gtd. Notes(aa)	6.500	12/15/26	1,500	1,603,899
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	2,260	2,429,734

				30,017,611

Computers 2.0%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	09/01/26	4,050	4,062,864
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(aa)	5.875	06/15/21	1,942	1,943,138
Everi Payments, Inc.,
Gtd. Notes, 144A(aa)	7.500	12/15/25	1,852	1,629,832
NCR Corp.,
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	998,428
Gtd. Notes, 144A	8.125	04/15/25	350	376,294
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	375	391,174
Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/25	825	824,974

				10,226,704

Distribution/Wholesale 0.6%
Anixter, Inc.,
Gtd. Notes	6.000	12/01/25	1,225	1,245,878

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale (cont’d.)
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%(aa)	8.625%	09/15/24	1,200	$1,131,551
H&E Equipment Services, Inc.,
Gtd. Notes(aa)	5.625	09/01/25	689	674,493
Performance Food Group, Inc.,
Gtd. Notes, 144A	5.500	10/15/27	125	122,723

				3,174,645

Diversified Financial Services 4.3%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	961,970
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.125	10/01/23	2,125	1,794,394
Gtd. Notes, 144A	5.500	01/15/23	1,875	1,657,427
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.875	07/15/24	1,030	1,026,265
LPL Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.750	09/15/25	1,280	1,335,432
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,350	1,245,593
Gtd. Notes, 144A(aa)	8.125	07/15/23	6,200	6,318,781
Navient Corp.,
Sr. Unsec’d. Notes	5.875	03/25/21	150	146,943
Sr. Unsec’d. Notes	6.625	07/26/21	150	147,806
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	5.500	02/15/24	150	128,744
Springleaf Finance Corp.,
Gtd. Notes	6.625	01/15/28	500	477,380
Gtd. Notes(aa)	6.875	03/15/25	350	345,283
Gtd. Notes(aa)	7.125	03/15/26	6,124	6,057,480

				21,643,498

Electric 4.8%
Calpine Corp.,
Sr. Unsec’d. Notes	5.500	02/01/24	300	302,844
Sr. Unsec’d. Notes(aa)	5.750	01/15/25	6,325	6,473,883
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	5,950	6,038,563
Keystone & Conemaugh Pass-Through Certificates,
Gtd. Notes, 144A	9.000	12/01/23	85	85,714

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	17

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Keystone Power Pass-Through Holders LLC/Conemaugh
Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000%	06/01/24	280	$279,803
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,150	2,343,053
Gtd. Notes, 144A	5.250	06/15/29	400	437,569
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,100	1,153,698
Gtd. Notes, 144A(aa)	5.625	02/15/27	6,700	7,122,170

				24,237,297

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	650	650,000
Gtd. Notes, 144A	7.250	06/15/28	900	893,196

				1,543,196

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A(aa)	6.500	01/15/26	600	634,464

Engineering & Construction 1.2%
AECOM,
Gtd. Notes(aa)	5.125	03/15/27	2,490	2,659,500
Gtd. Notes(aa)	5.875	10/15/24	675	722,996
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	700	710,647
TopBuild Corp.,
Gtd. Notes, 144A(aa)	5.625	05/01/26	1,931	1,973,820

				6,066,963

Entertainment 6.6%
AMC Entertainment Holdings, Inc.,
Gtd. Notes	5.750	06/15/25	1,100	283,486
Gtd. Notes	5.875	11/15/26	4,250	1,068,407
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(aa)	5.250	10/15/25	4,725	4,201,842
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.000	03/15/22	4,000	3,772,285

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Eldorado Resorts, Inc.,
Gtd. Notes(aa)	6.000%	04/01/25	2,600	$2,660,958
Gtd. Notes(aa)	7.000	08/01/23	2,050	2,075,763
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,275	1,954,563
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,450	2,528,826
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A	7.875	02/01/24	2,500	1,900,276
Merlin Entertainments Ltd. (United Kingdom),
Gtd. Notes, 144A	5.750	06/15/26	200	192,861
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	950	805,621
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,630	2,485,261
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21	3,775	3,623,047
Gtd. Notes, 144A(aa)	7.250	11/15/29	700	616,317
Gtd. Notes, 144A(aa)	8.250	03/15/26	2,075	1,904,693
Six Flags Entertainment Corp.,
Gtd. Notes, 144A	4.875	07/31/24	550	517,940
Twin River Worldwide Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/27	1,320	1,216,828
Vail Resorts, Inc.,
Gtd. Notes, 144A	6.250	05/15/25	320	337,078
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	826,746
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	285,510

				33,258,308

Food Service 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A	6.375	05/01/25	500	522,976

Foods 3.4%
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	600	621,851
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	04/01/25	475	488,320
Gtd. Notes	5.250	09/15/27	1,200	1,230,740

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	19

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	5.750%	06/15/25	1,650	$1,693,576
Gtd. Notes, 144A(aa)	5.875	07/15/24	500	508,452
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/29	1,025	1,115,470
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/15/30	1,950	2,023,432
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25	50	51,128
Gtd. Notes, 144A(aa)	5.875	09/30/27	4,800	4,999,662
Post Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500	12/15/29	1,375	1,444,108
Gtd. Notes, 144A	5.625	01/15/28	111	117,137
Gtd. Notes, 144A(aa)	5.750	03/01/27	1,350	1,420,225
US Foods, Inc.,
Gtd. Notes, 144A(aa)	5.875	06/15/24	1,375	1,332,343

				17,046,444

Gas 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.500	05/20/25	600	625,496
Sr. Unsec’d. Notes(aa)	5.625	05/20/24	225	235,205
Sr. Unsec’d. Notes(aa)	5.750	05/20/27	3,250	3,441,828
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	675	717,829

				5,020,358

Healthcare-Services 6.8%
Acadia Healthcare Co., Inc.,
Gtd. Notes	6.125	03/15/21	475	473,141
Gtd. Notes	6.500	03/01/24	150	151,851
Centene Corp.,
Sr. Unsec’d. Notes(aa)	4.250	12/15/27	1,050	1,097,638
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes(aa)	6.250	03/31/23	1,075	1,043,795
DaVita, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	06/01/30	1,025	1,022,517
Encompass Health Corp.,
Gtd. Notes(aa)	4.750	02/01/30	540	549,494
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	8.500	05/01/26	452	379,076

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA, Inc.,
Gtd. Notes(aa)	5.625%	09/01/28	3,700	$4,240,222
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	5,077,319
MEDNAX, Inc.,
Gtd. Notes, 144A	5.250	12/01/23	525	515,571
Gtd. Notes, 144A(aa)	6.250	01/15/27	1,030	972,072
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes(aa)	5.375	11/15/22	1,610	1,669,980
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%(aa)	8.500	12/01/22	3,310	2,902,286
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	4,300	4,655,715
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(aa)	10.000	04/15/27	1,425	1,417,887
Tenet Healthcare Corp.,
Sec’d. Notes	5.125	05/01/25	300	304,774
Sec’d. Notes, 144A	6.250	02/01/27	350	362,272
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	2,475	2,591,852
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	1,250	1,144,812
Sr. Unsec’d. Notes(aa)	7.000	08/01/25	2,300	2,318,000
Sr. Unsec’d. Notes(aa)	8.125	04/01/22	975	1,028,681

				33,918,955

Home Builders 7.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	9.875	04/01/27	2,608	2,683,058
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	1,350	1,270,505
Gtd. Notes(aa)	7.250	10/15/29	2,675	2,612,966
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,875	1,588,666
Gtd. Notes, 144A(aa)	6.250	09/15/27	815	775,910
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27	1,750	1,786,292
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000	03/01/28	650	611,940
Gtd. Notes, 144A(aa)	8.000	04/15/24	1,025	1,034,166

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	21

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
KB Home,
Gtd. Notes	4.800%	11/15/29	425	$430,290
Gtd. Notes(aa)	6.875	06/15/27	1,800	1,995,655
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,352,112
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	1,250	1,162,463
Gtd. Notes(aa)	5.625	08/01/25	1,000	982,887
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	900	829,982
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	1,034,646
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	2,748	2,835,992
New Home Co., Inc. (The),
Gtd. Notes(aa)	7.250	04/01/22	2,275	1,994,499
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	487	521,628
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	250	232,116
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A(aa)	5.750	01/15/28	800	787,852
Gtd. Notes, 144A(aa)	5.875	01/31/25	2,525	2,555,847
Gtd. Notes, 144A	5.875	06/15/27	400	398,519
Gtd. Notes, 144A	6.000	09/01/23	50	50,435
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,800	2,790,590
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625	03/01/24	1,873	1,849,565
TRI Pointe Group, Inc.,
Gtd. Notes(aa)	4.875	07/01/21	2,650	2,642,530

				36,811,111

Household Products/Wares 0.2%
Spectrum Brands, Inc.,
Gtd. Notes	5.750	07/15/25	575	592,883
Gtd. Notes, 144A	5.000	10/01/29	250	244,610

				837,493

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.3%
Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.500%	10/15/29	1,125	$1,154,266
Gtd. Notes	5.250	12/15/26	170	176,703

				1,330,969

Internet 0.1%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A	10.750	06/01/28	250	260,580

Iron/Steel 0.4%
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A	6.750	03/15/26	300	273,682
Sr. Sec’d. Notes, 144A(aa)	9.875	10/17/25	1,600	1,666,389

				1,940,071

Leisure Time 0.9%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	12.250	05/15/24	385	415,937
Sr. Unsec’d. Notes, 144A	3.625	12/15/24	1,175	706,721
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A	10.875	06/01/23	290	302,587
Sr. Sec’d. Notes, 144A	11.500	06/01/25	300	317,194
Sr. Unsec’d. Notes	2.650	11/28/20	775	739,645
Sr. Unsec’d. Notes	5.250	11/15/22	150	124,446
Sr. Unsec’d. Notes	7.500	10/15/27	550	428,847
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,000	601,653
Sr. Sec’d. Notes, 144A	13.000	05/15/25	700	755,281

				4,392,311

Lodging 2.0%
Boyd Gaming Corp.,
Gtd. Notes	6.375	04/01/26	250	248,469
Sr. Unsec’d. Notes, 144A	8.625	06/01/25	500	534,477
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	5.125	05/01/26	1,250	1,259,702
Gtd. Notes, 144A	5.375	05/01/25	300	306,907
Gtd. Notes, 144A	5.750	05/01/28	325	335,473
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.875	03/01/21	250	249,531

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	23

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Marriott International, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.625%	06/15/30	200	$204,690
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	300	325,375
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A	4.750	01/15/28	460	406,967
MGM Resorts International,
Gtd. Notes(aa)	5.500	04/15/27	686	667,377
Gtd. Notes(aa)	6.000	03/15/23	1,200	1,205,415
Gtd. Notes(aa)	6.750	05/01/25	1,125	1,139,042
Station Casinos LLC,
Gtd. Notes, 144A(aa)	4.500	02/15/28	1,225	1,062,893
Gtd. Notes, 144A	5.000	10/01/25	250	225,432
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A	4.625	03/01/30	575	496,912
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,350	1,341,294

				10,009,956

Machinery-Diversified 0.5%
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	2,475	2,412,958

Media 10.1%
AMC Networks, Inc.,
Gtd. Notes(aa)	4.750	08/01/25	1,495	1,504,048
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.500	05/01/32	650	672,086
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,300	2,404,303
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29	2,375	2,562,509
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	500	527,847
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	9.250	02/15/24	10,676	9,796,089
Sr. Sec’d. Notes, 144A	5.125	08/15/27	400	400,000
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	07/15/23	840	852,741
Sr. Unsec’d. Notes, 144A(aa)	10.875	10/15/25	2,750	2,978,051
Cumulus Media New Holdings, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.750	07/01/26	1,840	1,534,712
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	4,885	2,943,769

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Diamond Sports Group LLC/Diamond Sports Finance Co., (cont’d.)
Sr. Sec’d. Notes, 144A(aa)	5.375%	08/15/26	3,925	$3,116,302
DISH DBS Corp.,
Gtd. Notes(aa)	7.750	07/01/26	3,835	3,979,619
Entercom Media Corp.,
Gtd. Notes, 144A(aa)	7.250	11/01/24	500	393,890
Sec’d. Notes, 144A(aa)	6.500	05/01/27	2,110	1,873,873
Gray Television, Inc.,
Gtd. Notes, 144A	5.125	10/15/24	125	126,551
Gtd. Notes, 144A(aa)	7.000	05/15/27	1,950	2,070,868
iHeartCommunications, Inc.,
Gtd. Notes(aa)	8.375	05/01/27	1,625	1,520,812
Sr. Sec’d. Notes	6.375	05/01/26	200	210,022
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	550	558,927
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A	5.625	07/15/27	1,000	1,024,851
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.625	02/15/25	3,525	3,595,509
Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/23	1,155	1,177,036
Scripps Escrow, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/27	1,190	1,106,612
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/15/23	3,000	2,919,370
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	800	764,195

				50,614,592

Metal Fabricate/Hardware 0.2%
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.875	06/15/23	955	951,321

Mining 4.0%
Constellium SE,
Gtd. Notes, 144A(aa)	6.625	03/01/25	3,395	3,465,399
Eldorado Gold Corp. (Canada),
Sec’d. Notes, 144A(aa)	9.500	06/01/24	1,750	1,853,232
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	03/01/26	300	267,754
Gtd. Notes, 144A	7.250	05/15/22	765	717,865
Gtd. Notes, 144A	7.250	04/01/23	350	323,885

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	25

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
First Quantum Minerals Ltd. (Zambia), (cont’d.)
Gtd. Notes, 144A	7.500%	04/01/25		2,305	$2,093,526
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22		85	86,338
Gtd. Notes(aa)	3.875	03/15/23		2,600	2,620,046
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28		825	837,459
IAMGOLD Corp. (Canada),
Gtd. Notes, 144A(aa)	7.000	04/15/25		1,750	1,794,023
New Gold, Inc. (Canada),
Gtd. Notes, 144A(aa)	6.250	11/15/22		2,600	2,607,875
Gtd. Notes, 144A(aa)	6.375	05/15/25		1,150	1,121,190
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		925	878,821
Gtd. Notes, 144A	5.875	09/30/26		1,575	1,614,284

					20,281,697

Miscellaneous Manufacturing 0.3%
Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27		575	585,462
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30		785	740,977
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.875	11/01/24		222	183,620

					1,510,059

Oil & Gas 8.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24	(d)	5,325	5,495
Antero Resources Corp.,
Gtd. Notes(aa)	5.000	03/01/25		2,775	1,628,082
Gtd. Notes	5.375	11/01/21		375	335,634
Gtd. Notes(aa)	5.625	06/01/23		3,925	2,350,035
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26		450	307,192
Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22		4,944	4,327,020
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24		1,825	1,771,449

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CNX Resources Corp.,
Gtd. Notes(aa)	5.875%	04/15/22		2,513	$2,499,178
Gtd. Notes, 144A(aa)	7.250	03/14/27		1,050	994,313
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	10/15/25		575	550,863
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes	7.875	08/15/25	(d)	1,350	148,465
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26		1,925	1,872,415
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28		975	953,287
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/26		2,702	200,128
Gtd. Notes, 144A	7.375	05/15/24		975	57,262
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	10/01/25		1,075	966,872
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28		1,658	1,429,544
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(aa)	7.000	03/31/24		170	164,937
Sr. Unsec’d. Notes, 144A(aa)	7.125	02/01/27		1,625	1,478,099
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		225	128,134
Gtd. Notes, 144A	7.500	01/15/28		725	398,744
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25		3,900	1,209,000
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700	08/15/22		450	412,280
Sr. Unsec’d. Notes	2.700	02/15/23		475	408,497
Sr. Unsec’d. Notes	2.900	08/15/24		1,225	969,242
Sr. Unsec’d. Notes	4.850	03/15/21		50	48,999
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A	9.250	05/15/25		1,270	1,375,072
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A(aa)	7.125	01/15/26		2,560	1,338,287
Range Resources Corp.,
Gtd. Notes(aa)	4.875	05/15/25		1,000	836,064
Gtd. Notes(aa)	5.000	03/15/23		2,205	1,992,856
Gtd. Notes	5.875	07/01/22		173	163,617
Gtd. Notes, 144A(aa)	9.250	02/01/26		1,100	1,037,205
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes(aa)	4.875	01/15/23		1,450	1,473,006
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		1,820	1,001,508

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	27

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Transocean, Inc., (cont’d.)
Gtd. Notes, 144A	7.500%	01/15/26	3,250	$1,793,800
Gtd. Notes, 144A	8.000	02/01/27	850	464,905
Valaris PLC (Saudi Arabia),
Sr. Unsec’d. Notes	7.750	02/01/26	3,362	225,833
WPX Energy, Inc.,
Sr. Unsec’d. Notes(aa)	5.250	09/15/24	1,825	1,811,012
Sr. Unsec’d. Notes(aa)	5.250	10/15/27	1,225	1,194,413

				40,322,744

Packaging & Containers 1.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(aa)	6.500	06/30/27	1,275	1,259,983
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26	475	476,275
Sr. Unsec’d. Notes, 144A	5.250	08/15/27	1,075	1,058,875
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	523,545
Gtd. Notes, 144A(aa)	6.625	05/13/27	975	1,027,897
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A	7.000	07/15/24	376	379,629
Sr. Sec’d. Notes, 144A	5.125	07/15/23	300	303,186

				5,029,390

Pharmaceuticals 1.9%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28	1,000	970,223
Gtd. Notes, 144A(aa)	5.250	01/30/30	750	741,461
Gtd. Notes, 144A(aa)	6.125	04/15/25	4,600	4,680,808
Gtd. Notes, 144A	6.250	02/15/29	1,000	1,025,263
Gtd. Notes, 144A(aa)	7.000	01/15/28	825	868,014
Gtd. Notes, 144A(aa)	7.250	05/30/29	1,110	1,197,223

				9,482,992

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 3.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes(aa)	5.375%		09/15/24		530	$442,912
Gtd. Notes, 144A(aa)	5.750		01/15/28		2,425	1,897,655
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125		05/15/29		1,375	1,258,133
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G(aa)	7.125	(ff)	–	(rr)	1,075	903,067
Global Partners LP/GLP Finance Corp.,
Gtd. Notes(aa)	7.000		06/15/23		825	780,675
Gtd. Notes(aa)	7.000		08/01/27		750	652,422
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875		08/15/27		25	27,094
Sr. Unsec’d. Notes, 144A	7.768		12/15/37		1,000	1,192,817
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875		04/15/40		2,750	2,633,075
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500		01/15/28		2,854	2,560,637
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes(aa)	5.375		02/01/27		1,400	1,390,884
Gtd. Notes	6.500		07/15/27		1,000	1,053,399
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950		06/01/25		600	557,899
Sr. Unsec’d. Notes	4.000		07/01/22		250	245,545
Sr. Unsec’d. Notes	4.050		02/01/30		1,450	1,301,037

						16,897,251

Real Estate 1.3%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875		11/15/25		2,200	2,156,919
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750		12/01/25		2,000	1,871,144
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A(aa)	5.375		03/15/25		775	738,981
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250		02/15/26		2,225	1,961,244

						6,728,288

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	29

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 2.4%
Diversified Healthcare Trust,
Gtd. Notes	9.750%	06/15/25	725	$738,318
ESH Hospitality, Inc.,
Gtd. Notes, 144A(aa)	5.250	05/01/25	1,375	1,336,840
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(aa)	5.375	11/01/23	750	753,878
Gtd. Notes	5.375	04/15/26	475	477,646
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series H	3.375	12/15/29	1,000	891,410
MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc.,
Gtd. Notes(aa)	4.500	01/15/28	2,000	1,951,640
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(aa)	5.000	10/15/27	2,325	2,402,127
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	1,040	1,069,713
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000	04/15/23	75	69,772
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A	4.750	10/15/27	125	106,085
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.250	12/01/26	1,235	1,221,940
Gtd. Notes, 144A(aa)	4.625	12/01/29	1,000	996,023

				12,015,392

Retail 6.3%
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A	4.875	11/01/25	550	519,444
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	5.000	10/01/24	1,250	1,123,319
Carvana Co.,
Gtd. Notes, 144A(aa)	8.875	10/01/23	3,775	3,817,696
CEC Entertainment, Inc.,
Gtd. Notes	8.000	02/15/22	1,175	113,939
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.500	10/30/25	1,450	1,506,878
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	925	744,122
Sr. Unsec’d. Notes	6.500	05/01/21	1,850	1,507,098
Sr. Unsec’d. Notes	6.750	01/15/22	82	66,360

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625%	06/15/20	975	$285,728
Sr. Unsec’d. Notes	8.625	06/15/20	3,275	1,011,993
Golden Nugget, Inc.,
Gtd. Notes, 144A(aa)	8.750	10/01/25	2,025	1,335,830
Sr. Unsec’d. Notes, 144A(aa)	6.750	10/15/24	2,724	2,199,630
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22	500	485,679
Gtd. Notes(aa)	5.625	10/15/23	595	566,010
Michaels Stores, Inc.,
Gtd. Notes, 144A(aa)	8.000	07/15/27	2,525	2,057,104
PetSmart, Inc.,
Gtd. Notes, 144A(aa)	7.125	03/15/23	1,900	1,842,272
Sr. Sec’d. Notes, 144A(aa)	5.875	06/01/25	1,582	1,593,144
Rite Aid Corp.,
Gtd. Notes, 144A(aa)	6.125	04/01/23	2,183	2,044,235
Sr. Sec’d. Notes, 144A(aa)	7.500	07/01/25	917	913,257
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500	11/01/23	150	145,015
Gtd. Notes(aa)	5.625	12/01/25	2,075	2,027,016
Sec’d. Notes, 144A	8.750	04/30/25	600	653,670
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	03/01/25	1,885	1,877,687
Sr. Unsec’d. Notes	5.875	03/01/27	175	174,521
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.000	07/15/26	675	689,172
Yum! Brands, Inc.,
Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,250	2,253,739

				31,554,558

Semiconductors 0.3%
Microchip Technology, Inc.,
Gtd. Notes, 144A	4.250	09/01/25	430	432,656
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A(aa)	3.875	09/01/22	1,090	1,141,959

				1,574,615

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	31

Schedule of Investments (continued)

as of May 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software 0.4%
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125%	10/02/25		425	$446,866
RP Crown Parent LLC,
Gtd. Notes, 144A(aa)	7.375	10/15/24		1,410	1,401,790

					1,848,656

Telecommunications 9.3%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A	6.000	02/15/28		125	121,639
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A	6.875	09/15/27		1,025	1,015,030
CenturyLink, Inc.,
Sr. Unsec’d. Notes(aa)	5.625	04/01/25		1,830	1,907,884
Sr. Unsec’d. Notes, Series P	7.600	09/15/39		1,200	1,246,981
Sr. Unsec’d. Notes, Series T(aa)	5.800	03/15/22		700	728,301
Sr. Unsec’d. Notes, Series U	7.650	03/15/42		1,930	2,001,425
CommScope, Inc.,
Gtd. Notes, 144A(aa)	5.500	06/15/24		4,050	3,979,513
Digicel Group One Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.250	12/30/22		425	271,282
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia),
Sr. Sec’d. Notes, 144A	8.750	05/25/24		3,550	3,374,569
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		5,500	2,519,010
Embarq Corp.,
Sr. Unsec’d. Notes	7.995	06/01/36		4,640	4,959,601
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	(d)	2,160	1,155,588
Gtd. Notes, 144A	9.750	07/15/25	(d)	4,135	2,422,997
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes	8.125	06/01/23	(d)	1,035	57,199
Intrado Corp.,
Gtd. Notes, 144A(aa)	8.500	10/15/25		3,895	2,808,441
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	04/01/24		3,170	2,993,013
Sprint Capital Corp.,
Gtd. Notes(aa)	8.750	03/15/32		1,351	1,946,640
Sprint Corp.,
Gtd. Notes(aa)	7.625	02/15/25		1,925	2,249,431
Gtd. Notes(aa)	7.875	09/15/23		1,000	1,133,402

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Gtd. Notes(aa)	6.375%	03/01/25	1,200	$1,236,999
Gtd. Notes(aa)	6.500	01/15/26	4,055	4,283,313
Xplornet Communications, Inc. (Canada),
Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	3,079	3,150,656
Zayo Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.125	03/01/28	1,125	1,114,604

				46,677,518

Transportation 0.9%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	200	203,105
Gtd. Notes, 144A	6.250	05/01/25	180	187,825
Gtd. Notes, 144A(aa)	6.500	06/15/22	1,405	1,406,851
Gtd. Notes, 144A(aa)	6.750	08/15/24	2,800	2,937,420

				4,735,201

TOTAL CORPORATE BONDS
(cost $633,018,326)				591,922,272

			Shares

COMMON STOCKS 0.6%

Electric Utilities 0.6%
GenOn Energy Holdings, Inc. (Class A Stock)*^			9,187	2,113,010
Keycon Power Holdings LLC*^			2,600	644,800

				2,757,810

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)			2,066	5,351

TOTAL COMMON STOCKS
(cost $1,387,211)				2,763,161

TOTAL LONG-TERM INVESTMENTS
(cost $705,188,813)				660,422,211

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	33

Schedule of Investments (continued)

as of May 31, 2020

Description	Shares	Value

SHORT-TERM INVESTMENT 1.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $9,071,604)(w)	9,071,604	$9,071,604

TOTAL INVESTMENTS 133.7%
(cost $714,260,417)		669,493,815
Liabilities in excess of other assets(z) (33.7)%		(168,836,564)

NET ASSETS 100.0%		$500,657,251

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
PIK—Payment-in-Kind
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $13,961,282 and 2.8% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $426,078,529 segregated as collateral for amount of $180,000,000 borrowed and outstanding as of May 31, 2020.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Credit default swap agreement outstanding at May 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at May 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.34.V1	06/20/25	5.000%(Q)	79,008	$4,352,933	$761,689	$(3,591,244)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

34

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$6,033,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	35

Schedule of Investments (continued)

as of May 31, 2020

The following is a summary of the inputs used as of May 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Bank Loans.	$—	$54,533,306	$11,203,472
Corporate Bonds	—	591,922,272	—
Common Stocks.	5,351	—	2,757,810
Affiliated Mutual Fund.	9,071,604	—	—

Total	$9,076,955	$646,455,578	$13,961,282

Other Financial Instruments*
Liabilities
Centrally Cleared Credit Default Swap Agreement	$—	$(3,591,244)	$—

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Bank Loans
Balance as of 05/31/19	$1,863,323	$—
Realized gain (loss)	—	(30,118)
Change in unrealized appreciation (depreciation)	808,271	(505,377)
Purchases/Exchanges/Issuances	450,000	6,292,500
Sales/Paydowns	(363,784)	(782,508)
Accrued discount/premium	—	31,240
Transfers into Level 3	—	6,197,735
Transfers out of Level 3	—	—

Balance as of 05/31/20	$2,757,810	$11,203,472

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$808,271	$(505,377)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of May 31, 2020	Valuation Methodology	Unobservable Inputs
Common Stocks	$644,800	Enterprise Value	Discounted Cash Flow
Common Stocks	2,113,010	Market Approach	Single Broker Indicative Quote
Bank Loans	11,203,472	Market Approach	Single Broker Indicative Quote

	$13,961,282

See Notes to Financial Statements.

36

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$6,197,734	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2020 were as follows (unaudited):

Telecommunications	13.0%
Media	10.3
Oil & Gas	9.0
Home Builders	7.4
Entertainment	7.2
Chemicals	7.1
Healthcare-Services	6.8
Retail	6.6
Commercial Services	6.0
Electric	5.2
Diversified Financial Services	4.3
Mining	4.0
Computers	4.0
Aerospace & Defense	3.5
Foods	3.4
Pipelines	3.4
Building Materials	2.9
Software	2.9
Real Estate Investment Trusts (REITs)	2.4
Auto Manufacturers	2.3
Pharmaceuticals	2.0
Lodging	2.0
Auto Parts & Equipment	2.0
Affiliated Mutual Fund	1.8
Engineering & Construction	1.4
Real Estate	1.3
Advertising	1.2
Packaging & Containers	1.0
Gas	1.0

Banks	1.0%
Transportation	0.9
Leisure Time	0.9
Distribution/Wholesale	0.6
Agriculture	0.6
Insurance	0.6
Electric Utilities	0.6
Machinery-Diversified	0.5
Iron/Steel	0.4
Apparel	0.3
Semiconductors	0.3
Electrical Components & Equipment	0.3
Miscellaneous Manufacturing	0.3
Housewares	0.3
Metal Fabricate/Hardware	0.2
Household Products/Wares	0.2
Energy-Alternate Sources	0.1
Food Service	0.1
Internet	0.1
Oil, Gas & Consumable Fuels	0.0 *

133.7
Liabilities in excess of other assets	(33.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	37

Schedule of Investments (continued)

as of May 31, 2020

summary below.

Fair values of derivative instruments as of May 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$3,591,244	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$6,457,348

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$(3,350,483)

For the year ended May 31, 2020, the Fund’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Buy Protection(1)
$22,636,600

Credit Default Swap Agreements— Sell Protection(1)
$10,000,000

(1)	Notional Amount in USD.

See Notes to Financial Statements.

38

Statement of Assets and Liabilities

as of May 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $705,188,813)	$660,422,211
Affiliated investments (cost $9,071,604)	9,071,604
Cash	1,368,920
Dividends and interest receivable	11,593,402
Deposit with broker for centrally cleared/exchange-traded derivatives	6,033,000
Receivable for investments sold	1,728,594
Prepaid expenses	44,057

Total Assets	690,261,788

Liabilities
Loan payable	180,000,000
Payable for investments purchased	8,514,878
Management fee payable	448,120
Due to broker—variation margin swaps	246,322
Loan interest payable	147,827
Dividends payable	104,672
Accrued expenses and other liabilities	89,262
Deferred directors’ fees and directors’ fees payable	53,456

Total Liabilities	189,604,537

Net Assets	$500,657,251

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,165,907
Total distributable earnings (loss)	(132,541,913)

Net assets, May 31, 2020	$500,657,251

Net asset value per share ($500,657,251 ÷ 33,256,724 shares of common stock issued and outstanding)	$15.05

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	39

Statement of Operations

Year Ended May 31, 2020

Net Investment Income (Loss)
Income
Interest income	$47,303,872
Affiliated dividend income	636,656
Unaffiliated dividend income (net of $316 foreign withholding tax)	1,781

Total income	47,942,309

Expenses
Management fee	5,709,711
Loan interest and commitment expense	4,335,321
Custodian and accounting fees	115,706
Shareholders’ reports	76,815
Legal fees and expenses	64,654
Audit fee	44,597
Registration fees	34,088
Transfer agent’s fees and expenses	20,084
Directors’ fees	19,200
Miscellaneous	19,385

Total expenses	10,439,561

Net investment income (loss)	37,502,748

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	3,426,471
Swap agreement transactions	6,457,348

9,883,819

Net change in unrealized appreciation (depreciation) on:
Investments	(40,843,181)
Swap agreements	(3,350,483)

(44,193,664)

Net gain (loss) on investment transactions	(34,309,845)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,192,903

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended May 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,502,748	$30,112,520
Net realized gain (loss) on investment transactions	9,883,819	116,693
Net change in unrealized appreciation (depreciation) on investments	(44,193,664)	2,397,916

Net increase (decrease) in net assets resulting from operations	3,192,903	32,627,129

Dividends and Distributions
Distributions from distributable earnings	(40,696,044)	(35,418,411)
Tax return of capital distributions	(708,577)	—

Total dividends and distributions	(41,404,621)	(35,418,411)

Total increase (decrease)	(38,211,718)	(2,791,282)

Net Assets:
Beginning of year	538,868,969	541,660,251

End of year	$500,657,251	$538,868,969

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	41

Statement of Cash Flows

For Year Ended May 31, 2020

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$3,192,903

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments	402,767,474
Purchases of long-term portfolio investments	(414,302,214)
Net proceeds (purchases) of short-term portfolio investments	11,345,121
Net premiums (paid) received for swap agreements	3,106,865
Net realized (gain) loss on investment transactions	(3,426,471)
Net realized (gain) loss on swap agreement transactions	(6,457,348)
Net change in unrealized (appreciation) depreciation of investments	40,843,181
Net change in unrealized (appreciation) depreciation on swap agreements	3,350,483
(Increase) Decrease in Assets:
Dividends and interest receivable	379,499
Receivable for investments sold	5,241,247
Prepaid expenses	(43,086)
Increase (Decrease) in Liabilities:
Payable for investments purchased	365,355
Loan interest payable	(379,587)
Management fee payable	(45,272)
Due to broker - variation margin swaps	(91,920)
Accrued expenses and other liabilities	10,691
Dividend Payable	32,512
Deferred directors’ fees and directors’ fees payable	2,853

Total adjustments	42,699,383

Net cash provided by (used for) operating activities	45,892,286

Net cash provided by (used for) financing activities:
Cash paid on distributions from distributable earnings	(40,696,044)
Tax return of capital distributions	(708,577)

Net cash provided by (used for) financing activities	(41,404,621)

Net increase (decrease) in cash and restricted cash, at value	4,487,665
Net cash at beginning of year	2,914,255

Cash and restricted cash at the end of year	$7,401,920

Supplemental disclosure of cash flow information
Cash paid during the year for interest expense	$4,714,908

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	May 31, 2020	May 31, 2019
Cash	$1,368,920	$74,255
Restricted Cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	6,033,000	2,840,000

Total cash and restricted cash	$7,401,920	$2,914,255

See Notes to Financial Statements.

42

Notes to Financial Statements

PGIM High Yield Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

PGIM High Yield Bond Fund, Inc.	43

Notes to Financial Statements (continued)

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by

44

obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors. However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquired interests in loans directly (by way of

PGIM High Yield Bond Fund, Inc.	45

Notes to Financial Statements (continued)

assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in deposit with broker for centrally cleared/exchange-traded derivatives in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the

46

protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt

PGIM High Yield Bond Fund, Inc.	47

Notes to Financial Statements (continued)

securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

48

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended May 31, 2020, no 17a-7 transactions were entered into by the Fund.

PGIM High Yield Bond Fund, Inc.	49

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended May 31, 2020, were $414,302,214 and $405,419,292, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended May 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$20,416,725	$273,354,935	$284,700,056	$—	$—	$9,071,604	9,071,604	$636,656

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended May 31, 2020, the tax character of dividends paid by the Fund was $40,696,044 of ordinary income and $708,577 of tax return of capital. For the year ended May 31, 2019, the tax character of dividends paid by the Fund was $35,418,411 of ordinary income.

As of May 31, 2020, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$717,398,714	$13,461,669	$(64,957,812)	$(51,496,143)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

50

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2020 of approximately $80,888,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. The Fund utilized approximately $7,055,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended May 31, 2020.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended May 31, 2020 are subject to such review.

6. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of May 31, 2020,

Prudential owned 10,085 shares of the Fund.

For the year ended May 31, 2020, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the year ended May 31, 2020. The average daily outstanding loan balance for the 366 days that the Fund utilized the facility during the period was $180,000,000, borrowed at a weighted average interest rate of 2.41%. The maximum loan balance outstanding during the period was $180,000,000. At May 31, 2020, the Fund had an outstanding loan balance of $180,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the

PGIM High Yield Bond Fund, Inc.	51

Notes to Financial Statements (continued)

value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income. As of May 31, 2020, there were no earnings to be disclosed.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

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Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent

PGIM High Yield Bond Fund, Inc.	53

Notes to Financial Statements (continued)

outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Dividends to Shareholders: On May 28, 2020, the Fund declared monthly dividends of $0.105 per share payable on June 30, 2020, July 31, 2020 and August 31, 2020, respectively, to shareholders of record on June 12, 2020, July 17th 2020 and August 14, 2020, respectively. The ex-dates are June 11, 2020, July 16, 2020 and August 13, 2020, respectively.

54

Financial Highlights

	Year Ended May 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.20	$16.29	$16.84	$16.79	$17.84
Income (loss) from investment operations:
Net investment income (loss)	1.13	0.91	0.90	0.98	1.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	0.07	(0.36)	0.32	(0.75)
Total from investment operations	0.10	0.98	0.54	1.30	0.31
Less Dividends and Distributions:
Dividends from net investment income	(1.23)	(1.07)	(1.09)	(1.25)	(1.36)
Tax return of capital distributions	(0.02)	-	-	-	-
Total dividends and distributions	(1.25)	(1.07)	(1.09)	(1.25)	(1.36)
Net asset value, end of year	$15.05	$16.20	$16.29	$16.84	$16.79
Market price, end of year	$13.38	$13.93	$14.07	$15.59	$15.58
Total Return(b):	4.84%	6.84%	(2.89)%	8.36%	8.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$500,657	$538,869	$541,660	$560,069	$558,403
Average net assets (000)	$533,714	$539,282	$550,742	$559,484	$560,771
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.96%	2.21%	1.84%	1.71%	1.55%
Expenses before waivers and/or expense reimbursement	1.96%	2.21%	1.84%	1.71%	1.55%
Net investment income (loss)	7.03%	5.58%	5.43%	5.84%	6.29%
Portfolio turnover rate(e)	60%	87%	72%	65%	58%
Asset coverage	378%	399%	428%	411%	372%
Total debt outstanding at period-end (000)	$180,000	$180,000	$165,000	$180,000	$205,000

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.81%, 1.06%, 0.71%, 0.54%, and 0.40%, for the years ended May 31, 2020, 2019, 2018, 2017, and 2016, respectively.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

55

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Directors

PGIM High Yield Bond Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM High Yield Bond Fund, Inc. (formerly PGIM Short Duration High Yield Fund, Inc.) (the Fund), including the schedule of investments, as of May 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

July 20, 2020

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Tax Information (unaudited)

For the year ended May 31, 2020, the Fund reports the maximum amount allowable but not less than 83.37% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2020.

PGIM High Yield Bond Fund, Inc.	57

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

58

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan

PGIM High Yield Bond Fund, Inc.	59

Other Information (unaudited) (continued)

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

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The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

PGIM High Yield Bond Fund, Inc.	61

Bylaws Amendment

On July 9, 2020, the Board of Directors of the Fund amended the Fund’s Bylaws, effective immediately, to elect to be subject to the Maryland Control Share Acquisition Act (MCSAA).

The MCSSA provides that a holder of “control shares” of a Maryland corporation “acquired in a control share acquisition” may not exercise voting rights with respect to control shares, except to the extent approved at a meeting of stockholders by a vote of two-thirds of all votes entitled to be cast on the matter, not including votes entitled to be cast by the person who has made or proposes to make a control share acquisition (an Acquiring Person) or by officers or employees-directors of the corporation. Generally, “control shares” are shares that, when aggregated with shares already owned by an Acquiring Person or which the Acquiring Person is entitled to exercise voting power, would entitle the Acquiring Person to exercise 10% or more, 33-1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

The MCSSA will only apply to “control shares” acquired after July 9, 2020, the date that the Fund elected to be subject to the MCSSA by the Bylaws amendment.

The above description of the provisions of the MCSSA is only a summary and does not purport to be complete. Stockholders should refer to the actual provisions of the MCSSA for more information, including key terms, various exclusions from the MCSSA’s scope, and the procedure by which stockholders may approve the reinstatement of voting rights to holders of “control shares”.

62

Supplemental Proxy Information (unaudited)

An Annual Meeting of Stockholders was held on March 9, 2020. At such meeting the stockholders elected the following Class II Directors:

Approval of Directors

Class II	Affirmative Votes Cast	Shares Against/Withheld
Kevin J. Bannon	27,408,814.000	1,515,521.000
Keith F. Hartstein	27,327,377.000	1,596,958.000
Grace C. Torres	23,814,193.000	5,110,142.000

PGIM High Yield Bond Fund, Inc.	63

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (62) Director Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (67) Director Portfolios Overseen: 95	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (67) Director Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

PGIM High Yield Bond Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Barry H. Evans (59) Director Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Since 2017 (Class I)	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (63) Director & Independent Chair Portfolios Overseen: 95	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Laurie Simon Hodrick (57) Director Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Since 2017 (Class III)	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Visit our website at pgiminvestments.com

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Michael S. Hyland, CFA (74) Director Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Brian K. Reid (58) Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	Since 2018 (Class I)	None
Grace C. Torres (60) Director Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.

PGIM High Yield Bond Fund, Inc.

Management of the Fund (continued)

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (57) Director & President Portfolios Overseen: 95	President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (47) Director & Vice President Portfolios Overseen: 95	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).	Since 2011 (Class III)	None.

Fund Officers(a)
Name, Address and Age Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo (45) Chief Legal Officer	Since 2011

Chief Legal Officer of PGIM Investment LLC (since June 2020); Vice President and Corporate Counsel of The Prudential Insurance Company of America (since January 2005); formerly Vice President and Assistant Secretary of PGIM Investments LLC (December 2005 - June 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Dino Capasso (45) Chief Compliance Officer	Since 2018	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Jennison MLP Income Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew R. French (57) Secretary	Since 2011	Vice President (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Jonathan D. Shain (61) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Diana N. Huffman (38) Assistant Secretary	Since 2019	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).
Melissa Gonzalez (40) Assistant Secretary	Since 2020	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.
Patrick E. McGuinness (34) Assistant Secretary	Since 2020	Director and Corporate Counsel (since May 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (2017-2020) of The Prudential Insurance Company of America; and Corporate Counsel (2012-2017) of IIL, Inc.
Christian J. Kelly (45) Treasurer & Principal Financial and Accounting Officer	Since 2019	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Deborah Conway (51) Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.
Elyse M. McLaughlin (46) Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.
Lana Lomuti (52) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Russ Shupak (46) Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2013-2017) within PGIM Investments Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

PGIM High Yield Bond Fund, Inc.

Management of the Fund (continued)

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three-year terms. Class I term expires in 2022, Class II term expires in 2023 and Class III term expires in 2021. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity

Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2020

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Bond Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM HIGH YIELD BOND FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2020 and May 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $44,597 and $44,155 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended May 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended May 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended May 31, 2020 and May 31, 2019: none.

(d) All Other Fees

For the fiscal years ended May 31, 2020 and May 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended May 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended May 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2020 and May 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Laurie Simon Hodrick, Michael S. Hyland, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s High Yield Team. Prior to his current roles, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Prior to joining the firm in 2002, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector.

He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Daniel Thorogood, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of May 31, 2020.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership
Robert Cignarella, CFA	32 / $17,111,180,243	22 / $5,502,935,928	128 / $13,717,092,638	$100,001 - $500,000
Brian Clapp, CFA	32 / $16,781,579,944	22 / $5,502,935,928	128 / $13,717,092,638	$50,001 - $100,000
Ryan Kelly, CFA	32 / $16,781,579,944	22 / $5,502,935,928	128 / $13,717,092,638	$0
Robert Spano, CFA, CPA	32 / $16,781,579,944	22 / $5,502,935,928	128 / $12,559,698,134	$0
Daniel Thorogood, CFA	32 / $16,781,579,944	22 / $5,502,935,928	128 / $12,559,698,134	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;
●	the number of investment professionals receiving a bonus and related peer group compensation;
●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial; (ii) book value units which track the book value per share of Prudential Financial; and (iii) Prudential Financial stock options.    Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;

●	disclosure of the conflict; or

●	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees— PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance- based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts— PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

●

Large accounts/higher fee strategies —large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

●

Long only and long/short accounts— PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

●

Securities of the same kind or class— PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in price, investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

●

Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest client assets in the same issuer, but at different levels in the capital structure. In the event of restructuring or insolvency, PGIM Fixed Income may exercise remedies and take other actions on behalf of the holders of senior debt that are not in the interest of, or are adverse to, other clients that are the holders of junior debt, or vice versa.

●

Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

●

Non-discretionary accounts — PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Quarterly Strategy Reviews. Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each meeting, the chief investment officer/head of PGIM Fixed Income and strategy teams review and discuss the investment performance and performance attribution for each client account managed in the applicable strategy. These meetings are also typically attended by PGIM Fixed Income’s chief compliance officer or his designee and head of investment risk management or his designee.

●

Quarterly Senior Management Investment Review. Each quarter, the chief investment officer/head of PGIM Fixed Income reviews the investment performance and performance attribution of each of our strategies during a meeting typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●

PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•

Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial tracks these aggregated holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential Financial if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

•

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

•

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

•

PICA General Account. Because of the substantial size of the general accounts of our affiliated insurance companies, trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Co-investment by Affiliates

PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.

Conflicts Arising Out of Industry Activities

PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Securities Holdings and Other Financial Interests

●

Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed

Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

¦

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

¦

To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest, PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●

Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would generate higher securities lending returns, but may not otherwise be in the best interest of the client account.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

	(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM High Yield Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	July 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 20, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	July 20, 2020